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                                 EXHIBIT 10.1.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT

       FIRST AMENDMENT, dated as of March 27, 1997 (this "Amendment"), to the CREDIT AGREEMENT, dated as of April 17, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Clark-Schwebel, Inc., a Delaware corporation (the "Borrower"), Clark-Schwebel Holdings, Inc., a Delaware corporation (the "Parent"), each of the lenders identified on the signature pages thereof and their successors and assigns (the "Lenders"), The Chase Manhattan Bank (as successor to Chemical
Bank), as Administrative Agent, Collateral Agent, Documentation Agent and Syndication Agent, The Chase Manhattan Bank Delaware, as Issuing Bank and Bankers Trust Company, Fleet National Bank, and NationsBank, N.A. as Co-Agents.


                              W I T N E S S E T H :


       WHEREAS, the parties hereto desire to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

       NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

       SECTION 1. DEFINITIONS

         1.1 Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement shall be used herein as defined therein.

       SECTION 2. AMENDMENT OF CREDIT AGREEMENT

         2.1 Amendment of Section 2.12(d) of the Credit Agreement. Section 2.12(d) of the Credit Agreement is amended by deleting the period (".") at the end thereof and replacing it with the following:

         "provided that for the fiscal year ending December 28, 1996, the Borrower may prepay outstanding Term Loans at any time prior to the date on which the financial statements with respect to such fiscal year are delivered pursuant to Section 5.04, and for the purpose of calculating the Leverage Ratio for this Section 2.12(d) only, such prepayment will be deemed to have been made prior to the end of such fiscal year."

       SECTION 3. MISCELLANEOUS

         3.1 Limited Effect. Except as expressly amended hereby, the Credit Agreement is, and shall remain, in full force and effect in accordance with its terms.

         3.2 Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of a counterpart hereof duly executed by the Borrower, the Parent and the Required Lenders.

         3.3 Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         3.4 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


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       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                    CLARK-SCHWEBEL, INC.


                                    By: /s/ Donald R. Burnette
                                        ---------------------------------------
                                    Name:   Donald R. Burnette
                                    Title:  Chief Financial Officer & Treasurer


                                    CLARK-SCHWEBEL HOLDINGS, INC.


                                     By: /s/ Donald R. Burnette
                                         ---------------------------------------
                                     Name:   Donald R. Burnette
                                     Title:  Chief Financial Officer & Treasurer


                                     THE CHASE MANHATTAN BANK, individually and as Administrative Agent, Collateral Agent, Documentation Agent and Syndication Agent


                                     By: /s/ Peter Eckstein
                                         ---------------------------------------
                                     Name:   Peter Eckstein
                                     Title:  Vice President


                                     BANKERS TRUST COMPANY, individually and
                                     as Co-agent


                                     By: /s/ Patricia Hogan
                                         ---------------------------------------
                                     Name:   Patricia Hogan
                                     Title:  Vice President


                                     FLEET NATIONAL BANK, individually and
                                     as Co-Agent


                                     By: /s/ Linda E.C. Alto
                                         ---------------------------------------
                                     Name:   Linda E.C. Alto
                                     Title:  Vice President


                                     NATIONSBANK, N.A., individually and
                                     as Co-Agent


                                     By: /s/ Richard G. Parkhurst, Jr.
                                         ---------------------------------------
                                     Name:   Richard G. Parkhurst, Jr.
                                     Title:  Vice President


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                                     BHF-BANK AKTIENGESELLSCHAFT, as a Lender


                                     By: /s/ Thomas J. Leissl
                                         ---------------------------------------
                                     Name:   Thomas J. Leissl
                                     Title:  Vice President


                                     By: /s/ Christopher Lally
                                         ---------------------------------------
                                     Name:   Christopher Lally
                                     Title:  Assistant Treasurer